Ares Private Markets Fund

6/30/2024 (UNAUDITED)

Private Assets - 95.53%	Geographic Region(a)	Acquisition Date	Cost	Fair Value	Percentage of Net Assets
Direct Investments/Co-Investments- 1.21%(b)(c)
CWC Fund I Co-Invest (AlTi) L.P.	North America	3/26/2024	$5,201,000	$5,204,073	0.34%
KKR Olympus Co-Invest L.P.	North America	10/18/2022	2,585,212	3,099,518	0.21%
KWOL Co-Invest, L.P.	North America	12/29/2023	10,000,000	10,000,000	0.66%
Total Direct Investments/Co-Investments			17,786,212	18,303,591

Primary Investments- 2.38%(b)(c)(d)
Arlington Capital Partners VI, L.P.	North America	7/27/2023	4,539,520	5,066,941	0.33%
Constellation Wealth Capital Fund, L.P.	North America	1/26/2024	5,241,306	4,711,942	0.31%
Hunter Point Capital Investors (Onshore), L.P.	North America	1/29/2024	6,171,002	5,864,621	0.39%
Integrum Capital Partners L.P.	North America	12/2/2022	3,335,161	3,675,522	0.24%
Kelso Investment Associates XI, L.P.	North America	10/26/2023	3,390,623	4,017,300	0.27%
SkyKnight Capital Fund IV, L.P.	North America	11/13/2023	433,155	446,613	0.03%
TPG Partners IX, L.P.	North America	1/25/2024	1,469,380	1,513,048	0.10%
Valeas Capital Partners Fund I-A LP	North America	1/31/2024	6,402,820	10,748,067	0.71%
Total Primary Investments			30,982,967	36,044,054

Secondary Investments- 91.94%(b)
3i Europartners Vb L.P.(c)(d)	Europe	1/5/2024	–	156,382	0.01%
Advanced Technology Ventures VII, L.P.(c)	North America	12/29/2023	717,933	587,920	0.04%
Advent International GPE V-C Limited Partnership(c)(d)	North America	12/29/2023	350,014	450,540	0.03%
Advent International GPE VI-A Limited Partnership(c)	North America	12/29/2023	1,418,731	1,680,493	0.11%
AEA Investors 2006 Fund L.P.(c)(d)	North America	1/5/2024	–	63,712	0.00	%(f)
Affinity Asia Pacific Fund III (No. 2) L.P.(c)(d)	Rest of World	12/29/2023	1,814,825	1,965,410	0.13%
Alpine Investors VI, L.P.(c)(d)	North America	12/29/2023	35,902,545	50,154,661	3.32%
APAX Europe VI-A, L.P.(c)(d)(e)	Europe	10/12/2023	59,259	86,214	0.01%
APAX Europe VII-A, L.P.(c)(d)(e)	Europe	10/2/2023	1,211	10,483	0.00	%(f)
Apax XI USD L.P.(c)(d)	Europe	5/2/2024	115,466	500	0.00	%(f)
Apollo Credit Opportunity Fund III, L.P.(d)	North America	6/28/2024	–	287,155	0.02%
Apollo Investment Fund IX, L.P.(c)(d)	North America	4/1/2022	3,495,330	4,803,822	0.32%
Apollo Investment Fund VIII, L.P.(c)(d)(e)	North America	12/29/2023	148,441	162,087	0.01%
Aquiline Financial Services Continuation Fund L.P(c)(d)	North America	5/30/2024	2,523,701	2,523,701	0.17%
Aquiline Financial Services Fund V L.P.(c)(d)		5/22/2024	2,337,500	2,169,913	0.14%
Audax Mezzanine Fund III, L.P.(c)(e)	North America	9/29/2023	30,393	46,759	0.00	%(f)
Audax Private Equity Fund III, L.P.(c)(d)(e)	North America	9/29/2023	168,234	208,675	0.01%
Audax Private Equity Fund, L.P.(c)	North America	1/12/2024	253,674	42,458	0.00	%(f)
Avenue Real Estate Fund L.P.(c)(d)	North America	12/29/2023	3,659,857	3,049,266	0.20%
Bain Capital Fund VII, L.P.(c)	North America	1/31/2024	2,465,858	4,181,183	0.28%
Barley (No.1) Limited Partnership(d)	North America	6/18/2024	276,144	263,892	0.02%
Berkshire Fund VI, L.P.(c)(d)	North America	12/29/2023	4,480,316	6,254,242	0.41%
Berkshire Fund VII, L.P.(c)(d)	North America	12/29/2023	988,352	1,209,324	0.08%
BF Garden Corporate Tax Credit Fund XII L.P.(c)	North America	1/12/2024	–	245,911	0.02%
Blackstone Capital Partners IV L.P.(c)(d)(e)	North America	12/29/2023	19	111,817	0.01%
Blackstone Capital Partners V L.P.(c)(d)(e)	North America	12/29/2023	12,658	247,743	0.02%
Blackstone Capital Partners VI, L.P.(c)(d)	North America	12/29/2023	27,597,980	42,092,745	2.78%
Blackstone Capital Partners VII L.P.(c)(d)(e)	North America	12/29/2023	268,530	317,939	0.02%
Blackstone Communications Partners I L.P.(c)(d)	North America	12/29/2023	–	27,464	0.00	%(f)
Blackstone Infrastructure Partners IRH-G L.P.(c)	North America	12/15/2023	20,000,000	20,034,381	1.33%
Blackstone Real Estate Partners Europe III, L.P.(c)(d)	North America	12/29/2023	2,682,951	2,976,340	0.20%
Blackstone Real Estate Partners IV L.P.(c)	North America	12/29/2023	114,223	545,481	0.04%

Private Assets - 95.53% (continued)	Geographic Region(a)	Acquisition Date	Cost	Fair Value	Percentage of Net Assets
Secondary Investments- 91.94%(b) (continued)
Blackstone Real Estate Partners VI, LP(c)(d)	North America	12/29/2023	$–	$61,866	0.00	%(f)
Bridgepoint Credit Opportunities II, L.P.(d)(e)	North America	6/28/2024	278,515	259,798	0.02%
BSP Solstice Investors L.P. (AD)(c)(d)	North America	4/1/2024	245,636,482	306,950,715	20.31%
BSP Solstice Investors L.P. (BCE)(c)(d)	North America	4/1/2024	240,032,585	302,582,723	20.02%
BSP Summer Investors (PMF) L.P.(c)(d)	North America	8/31/2023	9,222,282	13,653,422	0.90%
BSP Summer Investors L.P.(c)(d)	North America	8/31/2023	9,222,282	13,653,424	0.90%
Capvest Strategic Opportunities 3 SCSP(c)	Europe	8/3/2022	12,180,059	18,714,954	1.24%
Carlyle Europe Partners II, L.P.(c)(d)	North America	1/5/2024	–	126,475	0.01%
Carlyle Europe Partners III, L.P.(c)(d)	North America	4/12/2024	94,745	334,062	0.02%
Carlyle Partners V, L.P.(c)(d)	North America	4/12/2024	483,942	1,625,385	0.11%
Carlyle Partners VIII, L.P.(c)(d)	North America	9/29/2023	2,173,220	2,546,721	0.17%
CD&R Fund VIII Wilsonart-A, L.P.(c)	North America	12/29/2023	–	42,763	0.00	%(f)
CD&R Value Building Partners I, L.P.(c)	North America	9/30/2023	111,010	192,653	0.01%
Centrebridge Capital Partners, L.P.(c)(d)(e)	Europe	4/5/2024	236,005	151,981	0.01%
Cerberus Institutional Partners, L.P. (Series Four)(c)(d)	North America	10/10/2023	15,679	11,200	0.00	%(f)
Charterhouse Capital Partners X, L.P.(c)(d)	Europe	9/28/2023	120,353	271,884	0.02%
Clarity Partners, L.P.(c)	North America	3/28/2024	133,418	307,997	0.02%
Clayton, Dubilier & Rice Fund IX (Credit), L.P.(c)	North America	9/30/2023	969	5,045	0.00	%(f)
Clayton, Dubilier & Rice Fund IX, L.P.(c)(d)	North America	9/30/2023	259,345	307,254	0.02%
Clayton, Dubilier & Rice Fund VIII, L.P.(c)(d)	North America	12/29/2023	–	42,735	0.00	%(f)
Clayton, Dubilier & Rice Fund X, L.P.(c)(d)	North America	9/30/2023	417,930	542,615	0.04%
Comvest Capital II, L.P.(c)(d)	North America	1/5/2024	–	56,962	0.00	%(f)
CPE Private Equity L.P.(c)	Europe	3/28/2024	–	4,459	0.00	%(f)
Crescent Special Situations Fund (Investor Group), L.P.(c)(d)(e)	North America	12/29/2023	101,906	165,178	0.01%
Crestview Partners II, L.P.(c)(d)	North America	1/15/2024	1,604,422	4,854,996	0.32%
Crestview Partners, L.P.(c)(d)	North America	1/5/2024	1,085,714	1,198,095	0.08%
CVC Capital Partners Asia Pacific III, L.P.(c)(d)(e)	Europe	12/29/2023	67,027	140,113	0.01%
CVC European Equity Partners III L.P.(c)(d)(e)	Europe	12/29/2023	242,455	462,827	0.03%
CVC European Equity Partners IV, L.P.(c)(d)(e)	Europe	10/12/2023	47,803	53,447	0.00	%(f)
CVC European Equity Partners V (C) L.P.(c)(d)(e)	Europe	12/29/2023	940,324	1,006,245	0.07%
Darwin Private Equity I LP(c)(d)	Europe	3/28/2024	113,528	97,149	0.01%
DFW Capital Partners V, L.P.(c)(d)	North America	4/1/2022	9,769,357	7,571,710	0.50%
EnCap Energy Capital Fund IX-D, L.P.(c)(d)(e)	North America	9/29/2023	16,184	41,446	0.00	%(f)
Energy Capital Partners Mezzanine Opportunities Fund, L.P.(c)(d)	North America	1/5/2024	491,908	513,014	0.03%
EQT X (NO.2) USD SCSP(c)(d)		4/9/2024	895,317	556,681	0.04%
Esprit Capital Fund No. 1 Limited Partnership(c)(d)(e)	Europe	10/16/2023	10,336	12,982	0.00	%(f)
Essex Woodlands Health Ventures Fund VI, L.P.(c)	North America	12/29/2023	1,042,535	282,095	0.02%
Essex Woodlands Health Ventures Fund VII, L.P.(c)	North America	12/29/2023	168,775	161,935	0.01%
Exponent Private Equity Partners, L.P.(c)(d)	Europe	3/28/2024	29,339	42,201	0.00	%(f)
Financial Technology Ventures II (Q), L.P.(c)	North America	12/29/2023	24,408	59,666	0.00	%(f)
First Reserve Fund XI, L.P.(c)(e)	North America	10/10/2023	396	300	0.00	%(f)
Foundry Venture Capital 2007, L.P.(c)(d)	North America	3/28/2024	246,225	128,022	0.01%
FTVentures III, L.P.(c)(d)	North America	12/29/2023	1,284,795	1,530,682	0.10%
GenNx360 Capital Partners, L.P.(c)(d)	North America	12/29/2023	1,655,552	1,593,954	0.11%
Green Equity Investors Side CF III-C, L.P.(c)(d)	North America	12/4/2023	17,455,676	23,345,100	1.54%
Green Equity Investors V(c)(d)	North America	4/5/2024	253,340	142,709	0.01%
Gryphon Partners 3.5, L.P.(c)(d)	North America	9/29/2023	51,558	40,554	0.00	%(f)
Gryphon Partners IV, L.P.(c)(d)	North America	9/29/2023	151,469	323,397	0.02%
GSO Capital Opportunities Overseas Fund(c)(d)(e)	North America	11/1/2023	4,298	6,495	0.00	%(f)
Hamilton Lane Co-Investment Fund II, L.P.(c)(d)(e)	North America	9/29/2023	104,726	263,846	0.02%
Hildred Perennial Partners I, L.P.(c)(d)	North America	12/22/2023	22,826,087	31,095,694	2.06%
Industri Kapital 2007 Limited Partnership II(c)(d)	Europe	4/12/2024	29,699	40,117	0.00	%(f)
Insight Partners Coinvestment Fund II(c)	North America	9/30/2023	745,715	760,850	0.05%
Insight Partners Coinvestment Fund III(c)(d)	North America	9/30/2023	53,734	96,124	0.01%

Private Assets - 95.53% (continued)	Geographic Region(a)	Acquisition Date	Cost	Fair Value	Percentage of Net Assets
Secondary Investments- 91.94%(b) (continued)
Insight Partners Continuation Fund II, L.P.(c)(d)	North America	3/31/2023	$22,562,500	$29,957,729	1.98%
Insight Venture Partners VII, L.P.(c)(d)	North America	9/30/2023	1,504,872	1,469,804	0.10%
Insight Venture Partners VIII, L.P.(c)(d)	North America	9/30/2023	1,597,012	2,293,413	0.15%
Kayne Anderson Energy Fund VI, L.P.(c)(e)	North America	10/3/2023	18,462	31,423	0.00	%(f)
Kelso Investment Associates VII, L.P.(c)	North America	9/29/2023	1,520	2,531	0.00	%(f)
Kelso Investment Associates VIII, L.P.(c)(d)	North America	12/29/2023	539,371	83,978	0.01%
KKR Americas Fund XII (EEA), L.P.(c)(d)	North America	4/1/2022	5,744,803	6,351,644	0.42%
KKR Indigo Equity Partners A L.P.(c)	North America	6/8/2022	880,971	878,578	0.06%
KKR Indigo Equity Partners B L.P.(c)	North America	6/8/2022	12,505,685	12,481,880	0.83%
KKR North America Fund XI, L.P.(c)(d)	North America	4/1/2022	1,729,284	1,814,409	0.12%
KRG Capital Fund IV, L.P.(c)(d)	North America	3/28/2024	731,219	617,980	0.04%
Levine Leichtman Capital Partners IV, L.P.(c)(d)	North America	3/28/2024	693,493	972,533	0.06%
Linden Opportunities Fund L.P.(c)(d)	North America	9/1/2022	8,485,370	8,428,466	0.56%
Livingbridge 6 L.P.(c)(d)	Europe	4/1/2022	16,754,161	25,769,035	1.70%
Livingbridge Enterprise 2 L.P.(c)(d)	Europe	4/1/2022	4,450,971	2,221,786	0.15%
Lorient Peregrine Investment, L.P.(c)	North America	11/25/2022	10,066,631	10,003,191	0.66%
Madison Dearborn Capital Partners VII, L.P.(c)(d)	North America	4/1/2022	8,987,334	10,162,419	0.67%
Medley Opportunity Fund II L.P.(c)(d)	North America	12/29/2023	–	56,840	0.00	%(f)
Melody Capital Partners Onshore Credit Fund, L.P.(c)	North America	12/29/2023	1,935,740	1,986,539	0.13%
MHR Institutional Partners II- A, L.P.(c)	North America	1/12/2024	2,868,663	3,701,354	0.24%
Mithras Capital Fund L.P.(c)(d)(e)	Europe	9/29/2023	28,243	45,641	0.00	%(f)
Mohr Davidow Ventures VIII, L.P.(c)(e)	North America	10/2/2023	–	42,711	0.00	%(f)
New Leaf Ventures I, L.P.(c)(e)	North America	9/29/2023	9,657	14,768	0.00	%(f)
New Mountain Partners V, L.P.(c)(d)	North America	3/31/2023	11,090,273	14,081,390	0.93%
North Haven Capital Partners W50 CV L.P.(c)(d)	North America	3/21/2024	12,503,700	12,956,794	0.86%
North Texas Opportunity Fund, L.P.(c)	North America	3/28/2024	117,085	114,877	0.01%
Pacific Equity Partners Fund IV, L.P.(c)(d)(e)	Rest of World	12/29/2023	2,278	2,796	0.00	%(f)
Pacific Equity Partners Supplementary Fund IV, L.P.(c)(d)(e)	Rest of World	6/30/2022	761	680	0.00	%(f)
Paddington Partners, L.P.(c)(d)	North America	1/10/2024	27,839,866	32,800,643	2.17%
Permira V G.P. L.P.(c)(d)	Europe	9/28/2023	208,948	368,883	0.02%
Platinum Equity Capital Partners I(c)(d)	North America	12/29/2023	–	529,031	0.04%
Platinum Equity Capital Partners IV, L.P.(c)(d)	North America	6/30/2022	26,497,048	27,042,119	1.79%
Polaris Venture Partners IV, L.P.(c)(d)(e)	North America	12/29/2023	208,730	94,274	0.01%
Polaris Venture Partners V, L.P.(c)(d)(e)	North America	10/3/2023	990,567	1,228,485	0.08%
Primus Pacific Partners 1 L.P.(c)	Rest of World	3/28/2024	3,602,071	1,989,127	0.13%
Private Equity Access Fund I, LLC(d)	North America	6/28/2024	24,508	51,087	0.00	%(f)
Project Equity Company I (Mauritius) Limited(d)	Rest of World	6/28/2024	57,202	112,048	0.01%
Providence Equity Partners (Unity) S.C.Sp(c)(d)	North America	5/31/2024	11,318,853	11,061,293	0.73%
Providence Equity Partners V L.P.(c)(d)	North America	12/29/2023	142,686	239,103	0.02%
Providence Equity Partners VI L.P.(c)(d)	North America	12/29/2023	251,522	146,130	0.01%
Providence Equity Partners VIII, L.P.(c)(d)	North America	9/30/2023	938,418	1,134,007	0.08%
Rader Reinfrank Investors, L.P.(c)(d)	North America	3/28/2024	39,924	30,448	0.00	%(f)
RiverRock European Opportunities Fund, L.P.	North America	6/28/2024	246,424	69,471	0.00	%(f)
Sandler Capital Partners V, L.P.(c)	North America	12/29/2023	1,258,309	1,285,706	0.09%
Saybrook Corporate Opportunity Fund, L.P.(c)(d)	North America	1/12/2024	–	28,968	0.00	%(f)
Silver Cup Holdings V, L.P.(c)(d)	North America	9/30/2023	1,166,233	1,984,491	0.13%
Sixth Street Opportunities Partners III, L.P.(c)(d)(e)	North America	10/12/2023	20,069	27,114	0.00	%(f)
Snow Phipps Group, L.P.(c)(d)	North America	1/5/2024	2,088,302	3,809,332	0.25%
Starwood Global Opportunity Fund VII-B, L.P.(c)	North America	3/28/2024	358,814	479,522	0.03%
Stepstone International Investors III, L.P.(c)(d)	North America	4/5/2024	83,449	61,752	0.00	%(f)
Summit Partners Credit Fund II, L.P.(c)(d)	North America	3/28/2024	2,212,092	2,465,628	0.16%
Summit Partners Private Equity Fund VII-A, L.P.(c)(e)	North America	10/3/2023	85,311	78,793	0.01%
Sycamore Partners III-A, L.P.(c)(d)	North America	12/29/2023	28,319,526	38,324,563	2.53%
TH Lee Putnam Ventures Liquidation Trust(c)	North America	3/28/2024	66,830	53,606	0.00	%(f)
The Sixth Cinven Fund(c)(d)	Europe	6/26/2023	4,774,228	5,408,825	0.36%

Private Assets - 95.53% (continued)	Geographic Region(a)	Acquisition Date	Cost	Fair Value	Percentage of Net Assets
Secondary Investments- 91.94%(b) (continued)
The Third Cinven Fund Trust(c)	Europe	1/3/2024	$127,603	$183,538	0.01%
THL Fund IX Investors (Star II), L.P.(c)	North America	9/29/2023	996,931	1,000,375	0.07%
Thomas H. Lee Equity Fund VII, L.P.(c)(d)(e)	North America	9/29/2023	215,048	251,733	0.02%
Thomas Weisel India Opportunity Fund, L.P.(c)(d)	North America	1/12/2024	1,193,380	1,149,499	0.08%
Towerbrook TMX Continuation Fund, L.P.(c)(d)	North America	6/13/2023	11,738,059	13,094,270	0.87%
TPG Asia V, L.P.(c)(d)	North America	12/29/2023	247,600	912,576	0.06%
TPG Healthcare Partners, L.P.(c)(d)	North America	9/30/2023	2,875,227	3,595,807	0.24%
TPG Partners IV, L.P.(c)(d)	North America	9/30/2023	2,609	2,137	0.00	%(f)
TPG Partners V, L.P.(c)(d)	North America	12/29/2023	28,511	74,526	0.01%
TPG Partners VI, L.P.(c)(d)	North America	12/29/2023	843,056	1,365,116	0.09%
TPG Partners VII, L.P.(c)(d)	North America	4/1/2022	8,339,988	9,034,985	0.60%
TPG Partners VIII, L.P.(c)(d)	North America	12/29/2023	13,289,786	19,650,757	1.30%
TPG Star, L.P.(c)(d)	North America	9/30/2023	2,724,198	3,090,899	0.20%
Trident IV, L.P.(c)(d)(e)	North America	10/2/2023	4,380	10,292	0.00	%(f)
Trilantic Capital Partners Prime (North America) L.P.(c)(d)	North America	12/29/2023	4,209,019	5,215,362	0.34%
VantagePoint Venture Partners IV (Q), L.P.(c)	North America	3/28/2024	65,112	81,672	0.01%
Vista Equity Partners V L.P.(c)(d)	North America	4/1/2022	32,979,794	35,670,104	2.36%
VPC Fund II, L.P.(c)(d)	North America	1/12/2024	970,213	938,425	0.06%
Warburg Pincus Global Growth, L.P.(c)(d)	North America	12/29/2023	25,018,363	31,236,142	2.07%
Warburg Pincus Private Equity XII, L.P.(c)	North America	12/29/2023	46,980,537	55,222,978	3.66%
WE Strategic Partners SPE-A, L.P.(c)	North America	3/31/2023	24,180,000	26,158,960	1.73%
Z Capital Partners II, L.P.(c)(d)	North America	12/29/2023	19,602,110	18,442,033	1.22%
Total Secondary Investments			1,129,259,087	1,389,825,154

Total Private Assets			$1,178,028,266	$1,444,172,799

Short-Term Investments - 7.28%	Shares	Cost	Fair Value	Percentage of Net Assets
Money Market Fund - 7.28%
Goldman Sachs Financial Square Government Fund, Institutional Class, 5.35%(f)	110,012,350	110,012,350	110,012,350	7.28%
Total Money Market Fund		110,012,350	110,012,350

Total Short-Term Investments		$110,012,350	$110,012,350

Total Investments - 102.81%		$1,288,040,616	$1,554,185,149
Liabilities in Excess of Other Assets- (2.81%)			(42,503,477)
Net Assets - 100.00%			$1,511,681,672

(a)	In the case of Private Assets, geographic region generally refers to where the general partner is headquartered and may be different from where a Private Asset invests or operates.
(b)	Investments have no redemption provisions, are issued in private placement transactions and are restricted as to resale. Total fair value of restricted securities amounts to $1,444,172,799, which represents approximately 95.53% of the Fund’s net assets as of June 30, 2024.
(c)	Non-income producing security.
(d)	Additional capital has been committed but has not been fully funded by the Fund at June 30, 2024. See Note 3 for total unfunded investment commitments.
(e)	Investment held by Ares Private Markets Fund-ND LLC and is not an asset securing the Credit Facility.
(f)	Rounds to less than 0.005%.
(g)	The rate shown is the annualized 7-day yield as of June 30, 2024.

1. ORGANIZATION

Ares Private Markets Fund (the “Fund”) was organized as a Delaware statutory trust on July 28, 2021 and commenced operations on April 1, 2022. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified, management investment company. The Fund currently offers three separate classes of shares of beneficial interest designated as Class A, Class D, and Class I shares (“Shares”). Each class of Shares is subject to different fees and expenses. The Fund’s investment objective is to seek attractive long-term capital appreciation. In pursuing its investment objective, the Fund invests in an actively managed portfolio of private equity and other private assets (collectively, “Private Assets”). The Fund may gain access to Private Assets through a number of different approaches, including: (i) secondary purchases of interests in private equity and other private asset funds managed by unaffiliated asset managers (“Portfolio Funds”), including through privately negotiated transactions, from investors in a Portfolio Fund or directly from the Portfolio Fund (“Secondary Investments”); (ii) primary investments in Portfolio Funds (“Primary Investments”); and (iii) direct investments in the equity or debt of private companies, including investments alongside private equity firms (“Direct Investments/Co-Investments”). The Fund invests principally in Secondary Investments and, to a lesser degree, in Primary Investments and Direct Investments/Co-Investments, although the allocation among those types of investments may vary from time to time. The Fund may also invest a portion of its assets in a portfolio of liquid assets, including cash and cash equivalents, and may invest in liquid fixed-income securities and other credit instruments, and other investment companies, including exchange traded funds.

For the period from July 28, 2021 to April 1, 2022, the Fund had no operations, except for matters relating to the Fund’s organization, the registration of the Shares under the Securities Act of 1933, as amended (the “Securities Act”), and the sale and issuance of 4,000 Class I shares to Ares Investment Holdings LLC, an affiliate of the Adviser, at an initial net asset value of $25.00 per share on March 1, 2022 for a total of $100,000. On April 1, 2022, the Fund received a cash contribution of $75,000,000 from Ares Management Corporation, for which it received 3,000,000 Class I Shares, as well as cash contributions of $63,943,209 and an in-kind contribution of limited partnership interests, with a fair value of $120,355,474, from two other financial institutions (collectively, the “Seed Investors”) for which the Seed Investors received 7,371,948 Class I Shares.

Ares Capital Management II LLC (the “Adviser”), a wholly owned subsidiary of Ares Management Corporation, is responsible for the day-to-day management of the Fund’s assets. Investments in the Fund may be made only by eligible investors that are both “accredited investors” as defined in Section 501(a) of Regulation D under the Securities Act of 1933, as amended, and “qualified clients” as defined in Rule 205-3 under the Investment Advisers Act of 1940, as amended.

2. summary of SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, Investment Companies.

Use of Estimates – The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. The Fund believes that these estimates utilized in preparing the financial statements are reasonable and prudent; however, actual results could differ from these estimates.

Income Taxes – The Fund has elected to be treated for U.S. federal income tax purposes, and intends to continue to qualify annually, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

Cash – Cash consists of monies held in a non-interest bearing account at UMB Bank, N.A. Such amounts, at times, may exceed federally insured limits. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts. There are no restrictions on the cash held by the Fund.

Valuation – The Fund values its investments monthly at fair value consistent with the principles of ASC Topic 820, Fair Value Measurements. The Fund has formal valuation policies and procedures (the “Valuation Procedures”), which have been approved by the Fund’s Board of Trustees (the “Board”). Effective September 8, 2022, the Adviser was designated as the Valuation Designee (the “Valuation Designee”) for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities. The Fund uses net asset value (“NAV”) as a practical expedient to determine the fair value of its investments in Portfolio Funds. Ordinarily, the fair value of a Portfolio Fund held by the Fund is based on the NAV of that Portfolio Fund reported by its investment manager. If the Adviser determines that the most recent NAV reported by the investment manager of a Portfolio Fund does not represent the fair value or if the investment manager of a Portfolio Fund fails to report a NAV to the Fund, a fair value determination is made by the Adviser with oversight from the Board in accordance with the Fund’s valuation procedures. This includes adjusting the previous NAV provided by an investment manager with other relevant information available at the time the Fund values its portfolio, including capital activity and events occurring between the reference dates of the investment manager’s valuation and the relevant valuation date, to the extent that the Adviser is aware of such information. For investments that do not have readily determinable fair values and for which it is not possible to use NAV as a practical expedient, the Adviser will review and value such investments using one or more of the following types of analyses:

●	Market comparable statistics and public trading multiples discounted for illiquidity, minority ownership and/or other factors for investments with similar characteristics.
●	Discounted cash flow analysis, including a terminal value or exit multiple.
●	The cost of the investment, if the cost is determined to best approximate the fair value of the investment.
●	Valuations implied by third-party investment in similar assets or issuers.

Short-term Investments – Short-term investments represent investments in money market instruments and money market mutual funds, and are recorded at NAV per share which approximates fair value. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less and may include U.S. Government securities, commercial paper, certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements. There are no restrictions on the short-term investments held by the Fund.

Income Recognition and Expenses – Income is recognized on an accrual basis as earned. Expenses are recognized on an accrual basis as incurred. Distributions from Portfolio Funds occur at irregular intervals and the exact timing of the distributions cannot be determined. The classification of distributions received, including return of capital, realized gains and dividend income, is based on information received from the investment manager of the Portfolio Fund. The change in unrealized appreciation on investments and foreign currency translation within the Consolidated Statement of Operations includes the Fund’s share of unrealized gains and losses, realized undistributed gains and losses and the undistributed net investment income or loss on investments for the relevant period.

Shareholders’ Allocation – The Fund currently offers Class A, Class D and Class I shares. Realized and unrealized gains and losses and net investment income, excluding class specific expenses, if any, are allocated to each class of common shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

Dividends and Distributions - Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

Foreign Currency – Assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of investments and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of investments held. Such fluctuations are included with the net realized gain/(loss) and change in unrealized appreciation/(depreciation) from Private Assets and foreign currency transactions in the Consolidated Statement of Operations.

3. FAIR VALUE MEASUREMENTS

The Fund follows the provisions of ASC 820-10, Fair Value Measurements and Disclosures (“ASC 820-10”), which among other matters, requires enhanced disclosures about investments that are measured and reported at fair value. ASC 820-10 defines fair value, establishes a framework for measuring fair value in accordance with GAAP and expands disclosure of fair value measurements. ASC 820-10 determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. ASC 820-10 requires the Fund to assume that the portfolio investment is sold in its principal market to market participants or, in the absence of a principal market, the most advantageous market, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable, and willing and able to transact. In accordance with ASC 820-10, the Fund has considered its principal market as the market in which the Fund exits its portfolio investments with the greatest volume and level of activity. ASC 820-10 specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. In accordance with ASC 820-10, these inputs are summarized in the three broad levels listed below:

The three-tier hierarchy of inputs is summarized below:

-	Level 1 – Inputs that reflect unadjusted quoted prices in active markets for identical financial instruments that the reporting entity has the ability to access at the measurement date.
-	Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the financial instrument, either directly or indirectly. Level 2 inputs also include quoted prices for similar assets and liabilities in active markets, and quoted prices for identical or similar assets and liabilities in markets that are not active.
-	Level 3 – Significant unobservable inputs for the financial instrument (including management’s own assumptions in determining the fair value of investments).

Investments in Portfolio Funds are recorded at fair value, using the Portfolio Funds’ net asset value as a “practical expedient,” in accordance with ASC 820-10.

Investments in Portfolio Funds generally are restricted securities that are subject to substantial holding periods and are not traded in public markets. Accordingly, the Fund may not be able to resell or realize some of its investments for extended periods, which may be several years. The types of Portfolio Funds that the Fund may make investments in include Primary and Secondary Investments.

The fair value relating to certain underlying investments of these Portfolio Funds, for which there is no public market, has been estimated by the respective Portfolio Funds’ management and is based upon available information in the absence of readily ascertainable fair values and does not necessarily represent amounts that might ultimately be realized. Due to the inherent uncertainty of valuation, those estimated fair values may differ significantly from the values that would have been used had a public market for the investments existed. These differences could be material.

The Fund may also make Direct Investments/Co-Investments, which may include debt and/or equity securities issued by operating companies and are typically made as investments alongside a private equity fund.

The following table is a summary of information about the levels within the fair valuation hierarchy at which the Fund’s investments are measured as of June 30, 2024:

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Short-Term Investments	$110,012,350	$–	$–	$110,012,350
Total	$110,012,350	$–	$–	$110,012,350

The Fund held Portfolio Funds with a fair value of $1,444,172,799, that in accordance with ASC 820-10, are excluded from the fair value hierarchy as of June 30, 2024, as investments in Portfolio Funds valued at net asset value, as a “practical expedient”, are not required to be included in the fair value hierarchy.

A listing of Private Asset types held by the Fund and related attributes, as of June 30, 2024, are shown in the below table:

Investment Category	Investment Strategy	Fair Value	Unfunded Commitments	Redemption Frequency*	Notice Period (In Days)	Redemption Restrictions Terms**
Direct Investments/Co-Investments	Investments in an operating company alongside other investors	$18,303,591	$–	None	N/A	Liquidity in the form of distributions from Private Asset investments
Primary Investments	Investments in newly established Portfolio Funds	36,044,054	44,041,154	None	N/A	Liquidity in the form of distributions from Private Asset investments
Secondary Investments	Investments in existing Portfolio Funds that are typically acquired in privately negotiated transactions	1,389,825,154	269,306,132	None	N/A	Liquidity in the form of distributions from Private Asset investments
Totals		$1,444,172,799	$313,347,286

*	The information summarized in the table above represents the general terms for the specified investment type. Individual Private Asset investments may have terms that are more or less restrictive than those terms indicated for the investment type as a whole. In addition, most Private Asset investments have the flexibility, as provided for in their constituent documents, to modify and waive such terms.
**	Distributions from Private Asset investments occur at irregular intervals, and the exact timing of distributions from Private Asset investments cannot be determined. It is estimated that distributions will occur over the life of the Private Asset investments.

4. RISK FACTORS

The following are certain principal risk factors that relate to the operations and terms of the Fund. These considerations, which do not purport to be a complete description of any of the particular risks referred to or a complete list of all risks involved in an investment in the Fund, should be carefully evaluated before determining whether to invest in the Fund. The Fund’s investment program is speculative and entails substantial risks. In considering participation in the Fund, prospective investors should be aware of certain principal risk factors, including:

General Investment Risks. There is no assurance that the investments held by the Fund will be profitable, that there will be proceeds from such investments available for distribution to shareholders, or that the Fund will achieve its investment objective. An investment in the Fund is speculative and involves a high degree of risk.

Management Risk. The Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The Fund may be subject to a relatively high level of management risk because the Fund invests in Private Assets. The Fund’s allocation of its investments across Portfolio Funds, Direct Investments and other portfolio investments representing various strategies, geographic regions, asset classes and sectors may vary significantly over time based on the Adviser’s analysis and judgment. It is possible that the Fund will focus on an investment that performs poorly or underperforms other investments under various market conditions.

Closed-End Fund Structure; Liquidity Limited to Periodic Repurchases of Shares. An investment in the Fund, unlike an investment in a traditional listed closed-end fund, should be considered illiquid. The Shares are appropriate only for investors who are comfortable with investment in less liquid or illiquid portfolio investments within an illiquid fund. Unlike open-end funds (commonly known as mutual funds), which generally permit redemptions on a daily basis, the Shares will not be redeemable at a shareholder’s option. Unlike stocks of listed closed-end funds, the Shares are not listed, and are not expected to be listed, for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares in the foreseeable future.

Restrictions on Transfers. Transfers of Shares may be made only with the prior written consent of the Board, which may be withheld in the Board’s sole discretion. Notice to the Fund of any proposed transfer must include evidence satisfactory to the Board that the proposed transferee, at the time of transfer, meets any requirements imposed by the Fund with respect to investor eligibility and suitability.

Non-Diversified Status. The Fund is a “non-diversified” investment company for purposes of the 1940 Act, which means it is not subject to percentage limitations under the 1940 Act on assets that may be invested in the assets of any one issuer. Having a larger percentage of assets in a smaller number of issuers makes a non-diversified fund, like the Fund, more susceptible to the risk that one single event or occurrence can have a significant adverse impact upon the Fund.

Valuation Risk. The Fund is subject to valuation risk, which is the risk that one or more of the Portfolio Funds in which the Fund invests are valued at prices that the Fund is unable to obtain upon sale due to factors such as incomplete data, market instability, human error, or, with respect to Portfolio Funds for which there are no readily available market quotations, the inherent difficulty in determining the fair value of certain types of investments. The Adviser may, but is not required to, use an independent pricing service or prices provided by dealers to value Portfolio Funds at their market value. Because the secondary markets for certain investments may be limited, such instruments may be difficult to value.

A substantial portion of the Fund’s assets consist of Portfolio Funds for which there are no readily available market quotations. The information available in the marketplace for such companies, their securities and the status of their businesses and financial conditions is often extremely limited, outdated and difficult to confirm. Such securities are valued by the Fund at fair value as determined pursuant to policies and procedures approved by the Board.

The value at which the Fund’s investments can be liquidated may differ, sometimes significantly, from the valuations assigned by the Fund. In addition, the timing of liquidations may also affect the values obtained on liquidation. The Fund will invest a significant amount of its assets in Private Assets for which no public market exists. There can be no guarantee that the Fund’s investments could ultimately be realized at the Fund’s valuation of such investments.

The Fund’s net asset value is a critical component in several operational matters including computation of the Advisory Fee, the Incentive Fee and the Distribution and Servicing Fee, and determination of the price at which the Shares will be offered and at which a repurchase offer will be made. Consequently, variance in the valuation of the Fund’s investments will impact, positively or negatively, the fees and expenses shareholders will pay, the price a shareholder will receive in connection with a repurchase offer and the number of Shares an investor will receive upon investing in the Fund.